UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 21, 2006

                        PREMIER ENTERTAINMENT BILOXI LLC
                                       and
                          PREMIER FINANCE BILOXI CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

------------------------------------------   -----------------------------------
             333-114339                              20-0495680/20-0495563
------------------------------------------   -----------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)
------------------------------------------   -----------------------------------


------------------------------------------   -----------------------------------
          777 Beach Boulevard                               39530
               Biloxi, MS
------------------------------------------   -----------------------------------
(Address of Principal Executive Offices)                 (Zip Code)
------------------------------------------   -----------------------------------

                                  (228)374-7625
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Premier Entertainment Biloxi LLC (the "Company") would like to provide the following update.

An insurance policy providing up to $149.3 million in coverage for damage to real and personal property and up to six months or $30 million of business interruption and delayed opening coverage was bound on July 21, 2006. The coverage is led by Underwriters at Lloyds and is comprised of a $20 million primary layer, and four excess layers. The coverage is syndicated through several insurance carriers, each with an A.M. Best Rating of A- (Excellent) or better. The policy provides coverage for the existing structures, as well as for the repair and rebuild of the hotel, low rise building and parking garage and the construction of the new casino.

Although the insurance policy is an all risk policy, weather catastrophe occurrence (WCO), which is defined to include damage caused by a named storm, is limited to $50 million with a deductible equal to the greater of $7 million or 5% of total insured values at risk. The WCO coverage is subject to mandatory reinstatement of limits at an additional pre-determined premium. The Company believes that $50 million in WCO coverage is sufficient to insure the risk of storm related damage that could occur for the duration of the 2006 hurricane season, however, there can be no assurances that the amount of damage that may be caused as a result of a WCO will not in fact exceed the $50 million limit. Losses sustained from non-WCO events, such as fire damage, are not subject to this limit, and are instead subject only to the policy limits described in the preceding paragraph. Coverage for non-WCO events is provided on a per occurrence basis.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2006
                                        PREMIER ENTERTAINMENT BILOXI LLC
                                        PREMIER FINANCE BILOXI CORP.



                                            /s/ Todd J. Raziano
                                        --------------------------------------
                                        Name:  Todd J. Raziano
                                        Title: Senior Vice President and Chief
                                               Financial Officer